UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2022

MERIDA MERGER CORP. I

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39119	84-2266022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

641 Lexington Avenue, 18th Floor, New York, NY 10022

(Address of Principal Executive Offices) (Zip Code)

(917) 745-7085

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	MCMJU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	MCMJ	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	MCMJW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On February 1, 2022, Merida Merger Corp. I (“Merida” or, following the completion of the transactions described herein, “New Leafly”), a Delaware corporation, held a special meeting in lieu of an annual meeting of stockholders (“Meeting”), by means of live audio webcast, which was called to approve proposals relating to the entry into and consummation of the Agreement and Plan of Merger, dated as of August 9, 2021 and amended on September 8, 2021 and January 11, 2022 (as amended, the “Merger Agreement”), by and among Merida, Merida Merger Sub, Inc., a Washington corporation (“Merger Sub I”), Merida Merger Sub II, LLC, a Washington limited liability company (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), and Leafly Holdings, Inc., a Washington corporation (“Leafly”). An aggregate of 8,378,506 shares of Merida’s common stock, which represents a quorum of the outstanding common stock entitled to vote on the record date of December 28, 2021, were represented at the Meeting in person (which includes presence at the virtual meeting) or by proxy.

Merida’s stockholders voted on the following proposals at the Meeting, each of which was approved:

The Business Combination Proposal – To approve and adopt the Merger Agreement, and the transactions contemplated therein, including (a) the merger of Merger Sub I with and into Leafly (the “Initial Merger”), with Leafly being the surviving entity (the “Initial Surviving Company”) of the Initial Merger, (b) immediately following the Initial Merger and as part of the same overall transaction as the Initial Merger, the merger of the Initial Surviving Company with and into Merger Sub II (the “Final Merger” and, together with the Initial Merger, the “Mergers”), with Merger Sub II being the surviving entity of the Final Merger (the “Final Surviving Company”), and (c) the issuance of shares of common stock, par value $0.0001 per share, of Merida (“Common Stock”) to the securityholders of Leafly in the Initial Merger. The following is a tabulation of the votes with respect to this proposal, which was approved by Merida’s stockholders:

For	Against	Abstain	Broker Non-Votes
8,219,781	158,300	425	0

The Nasdaq Proposal – To approve, as required by the rules of the Nasdaq Stock Market, (a) the issuance of shares of Common Stock in the Mergers in an amount greater than 20% of the number of shares of Common Stock outstanding before such issuances and (b) the issuance of shares of Common Stock resulting in a change of control of Merida. The following is a tabulation of the votes with respect to this proposal, which was approved by Merida’s stockholders:

For	Against	Abstain	Broker Non-Votes
8,216,576	160,545	1,385	0

The Charter Amendment Proposal – To approve a proposal to adopt the Second Amended and Restated Certificate of Incorporation of Merida (the “Proposed Charter”). The following is a tabulation of the votes with respect to this proposal, which was approved by Merida’s stockholders:

For	Against	Abstain	Broker Non-Votes
8,218,663	158,398	1,445	0

The Governance Proposals – To approve, on a non-binding, advisory basis, the following material governance provisions in the Proposed Charter in accordance with SEC requirements:

a. Increase the number of shares of common stock that New Leafly is authorized to issue from 50,000,000 shares to 200,000,000 shares and increase the number of shares of preferred stock that New Leafly is authorized to issue from 1,000,000 shares to 5,000,000 shares:

For	Against	Abstain	Broker Non-Votes
8,175,611	200,900	1,995	0

b. Require an affirmative vote of holders of at least two-thirds (66⅔%) of the voting power of all of the then outstanding shares of voting stock following the consummation of the Mergers, voting together as a single class, to amend, alter, repeal or rescind certain provisions of the Proposed Charter related to the board of directors, special meetings, stockholder action by written consent, limitations on the liability of directors, the applicability of the doctrine of corporate opportunity, and amendments. The following is a tabulation of the votes with respect to this proposal, which was approved by Merida’s stockholders:

For	Against	Abstain	Broker Non-Votes
8,196,027	180,143	2,336	0

c. Eliminate the ability of stockholders to act by written consent. The following is a tabulation of the votes with respect to this proposal, which was approved by Merida’s stockholders:

For	Against	Abstain	Broker Non-Votes
8,171,133	201,045	6,328	0

d. Provide that special meetings of stockholders may only be called by the board of directors, chairman of the board, or chief executive officer of New Leafly, subject to the rights of the holders of any outstanding series of preferred stock. The following is a tabulation of the votes with respect to this proposal, which was approved by Merida’s stockholders:

For	Against	Abstain	Broker Non-Votes
8,174,797	198,073	5,636	0

The Director Election Proposal – To elect Andres Nannetti to the board of directors of Merida to serve following the consummation of the business combination until the 2024 annual meeting of stockholders, and until his successor is duly elected and qualified, subject to his earlier death, resignation, or removal. The following is a tabulation of the votes with respect to the director, who was elected at the Meeting:

Director	For	Withheld	Broker Non-Votes
Andres Nannetti	8,217,448	161,058	0

The Incentive Plan Proposal – To approve the 2021 Equity Inventive Plan, which is an incentive compensation plan for employees and other service providers of New Leafly and its subsidiaries. The following is a tabulation of the votes with respect to this proposal, which was approved by Merida’s stockholders:

For	Against	Abstain	Broker Non-Votes
8,192,904	181,012	4,590	0

The ESPP Proposal – To approve the 2021 Employee Stock Purchase Plan, which provides for employees and other service providers of New Leafly and its subsidiaries to purchase shares of Common Stock. The following is a tabulation of the votes with respect to this proposal, which was approved by Merida’s stockholders:

For	Against	Abstain	Broker Non-Votes
8,184,635	189,779	4,092	0

The Earnout Plan Proposal – To approve the Leafly Holdings, Inc. Earn Out Plan, which provides for employees of New Leafly to participate in the earnout pursuant to the Merger Agreement. The following is a tabulation of the votes with respect to this proposal, which was approved by Merida’s stockholders:

For	Against	Abstain	Broker Non-Votes
8,205,027	170,484	2,995	0

Because each of the foregoing proposals were approved and because Merida and Leafly did not anticipate requiring additional time to complete the business combination, the proposal to adjourn the Meeting to a later date or dates was not presented at the Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDA MERGER CORP. I

Dated: February 1, 2022	By:	/s/ Peter Lee
	Name:	Peter Lee
	Title:	President and Chief Financial Officer

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